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                                                                    Exhibit 99.1


                              AMENDMENT NUMBER 3 TO
           AMENDED AND RESTATED INVESTOR REGISTRATION RIGHTS AGREEMENT


         THIS AMENDMENT AGREEMENT (the "Amendment") is entered into as of February 6, 2008, between CIRTRAN CORP., a corporation organized and existing under the laws of the State of Nevada (the "Company"), and YA GLOBAL INVESTMENTS, LP F/K/A CORNELL CAPITAL PARTNERS, LP a Delaware limited partnership (the "Investor").

         WHEREAS, the Company and the Investor are parties to a certain Amended and Restated Investor Registration Rights Agreement dated as of August 23, 2006, which was subsequently amended by agreement between the parties (the "Agreement"); and

         WHEREAS, the parties wish to amend the Agreement as set forth below.

         NOW, THEREFORE, it is agreed:

I.       Amendments.
         -----------

         A. Section 2(a). Section 2(a) of the Agreement is hereby deleted in its entirety and the following language shall replace said Section 2(a) of the
Agreement:

          Section 2(a): Subject to the terms and conditions of this Agreement, the Company shall prepare and file with the SEC, no later than January 1, 2009 (the "Scheduled Filing Deadline"), a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the 1933 Act (the "Initial Registration Statement") for the registration for the resale by all Investors who purchased Convertible Debentures pursuant to the Securities Purchase Agreement 206,900,000 shares of Common Stock to be issued upon conversion of the Convertible Debentures issued pursuant to the Securities Purchase Agreement and the Securities Purchase Agreement dated December 30, 2005, as well as fifteen million (15,000,000) shares of Common Stock to be issued upon conversion of the Warrant of even date herewith and ten million (10,000,000) shares of Common Stock to be issued upon conversion of the Warrant dated December 30, 2005. The Company shall cause the Initial Registration Statement to remain effective until all of the Registrable Securities have been sold. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Investors for their review and comment. The Investors shall furnish comments on the Initial Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company.

II.      Miscellaneous.
         --------------

         A. Except as provided hereinabove, all of the terms and conditions contained in the Agreement shall remain unchanged and in full force and effect.


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         B.   This  Amendment  is made  pursuant to and in  accordance  with the terms and conditions of the Agreement.

         C. All capitalized but not defined terms used herein shall have those meanings ascribed to them in the Agreement.

         D. All provisions in the Agreement and any amendments, schedules or exhibits thereto in conflict with this Amendment shall be and hereby are changed to conform to this Amendment.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                                       COMPANY:
                                       CIRTRAN CORP.

                                       By: /s/ Iehab Hawatmeh
                                          ----------------------------
                                       Name     Iehab J. Hawatmeh
                                       Title:   President & CEO


                                       YA Global Investments, LP F/K/A Cornell
                                       Capital Partners, LP

                                       By:  Yorkville Advisors LLC
                                       Its:   General Partner

                                       By: /s/ Jerry Eicke
                                          ----------------------------------
                                       Name     Jerry Eicke
                                       Title:   Managing Member














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